Exhibit 99.2

U.S. Bancorp 2Q10 Earnings Conference Call July 21, 2010 Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and CFO

2 Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect our revenues and the values of our assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, our business and financial performance could be impacted as the financial industry restructures in the current environment, by increased regulation of financial institutions or other effects of recently enacted legislation, and by changes in the competitive landscape. Our results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in our investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q10 Highlights Net income of $766 million; $0.45 per diluted common share (includes benefit of $0.05 related to an exchange of perpetual preferred stock for outstanding income trust securities) Record total net revenue of $4.5 billion, up 8.7% vs. 2Q09 Net interest income growth of 14.5% vs. 2Q09 Noninterest income growth of 2.7% vs. 2Q09 Strong average deposit growth of 12.3% (4.1% excluding acquisitions) vs. 2Q09 Average loan growth of 4.0% (decline of 2.7% excluding acquisitions) vs. 2Q09 Linked quarter decline in net charge-offs and nonperforming assets; provision for credit losses declined for the third consecutive quarter (allowance for credit losses as a percentage of NPAs = 146%, excluding covered loans) Early and late stage loan delinquencies (excluding covered loans) as a percentage of ending loan balances declined in a majority of major loan categories on a linked quarter basis Capital generation continues to strengthen capital position Tier 1 capital ratio of 10.1% Tier 1 common equity ratio of 7.4%

Performance Ratios 2Q09 3Q09 4Q09 1Q10 2Q10 Return on Avg Common Equity 0.042 0.1 0.096 0.105 0.134 Return on Avg Assets 0.0071 0.009 0.0086 0.0096 0.0109 2Q09 3Q09 4Q09 1Q10 2Q10 Efficiency Ratio 0.51 0.475 0.491 0.49 0.524 Net Interest Margin 0.036 0.0367 0.0383 0.039 0.039 ROCE and ROA Efficiency Ratio and Net Interest Margin Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

Capital Position $ in billions

2Q09 3Q09 4Q09 1Q10 2Q10 Loans 183.9 182 191.6 192.9 191.2 Deposits 163.2 166.4 180.9 182.5 183.3 Loan and Deposit Growth Average Balances Year-Over-Year Growth 2Q10 Acquisition Adjusted Loan Growth = (2.7%) Deposit Growth = 4.1% 8.2% $191.6 3.9% $192.9 4.0% $191.2 12.8% $183.9 9.3% $182.0 25.2% $180.9 13.7% $182.5 12.3% $183.3 20.2% $163.2 24.6% $166.4 $ in billions

Taxable-equivalent basis Revenue Growth Year-Over-Year Growth 9.4% 25.8% 20.8% 11.3% 8.7% $ in millions 2Q09 3Q09 4Q09 1Q10 2Q10 Reported 4159 4250 4376 4321 4519

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 NPA $ Change 76 49 155 290 357 489 727 626 386 184 91 -261 NPA % Change 0.13 0.08 0.22 0.34 0.31 0.33 0.37 0.23 0.12 0.05 0.02 -0.07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 NCO $ Change 8 26 68 103 102 134 156 141 112 69 25 -21 NCO % Change 0.041884817 0.130653266 0.302222222 0.351535836 0.257575758 0.269076305 0.246835443 0.17893401 0.12056 0.07 0.02 -0.02 Credit Quality $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) Change in Net Charge-offs Change in Nonperforming Assets* The Company expects the level of Net Charge-offs and Nonperforming Assets, excluding covered assets, to trend lower during 3Q10 NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) 103 68 (21) 25 69 112 141 156 134 102 155 290 91 184 386 626 727 489 357 (261)

Credit Quality - Reserves 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Allowance 2260 2243 2448 2648 3004 3575 4105 4571 4986 5264 5511 Provision Exceeding NCO's 0 192 200 250 635 530 466 415 278 175 25 Provision/NCO's 1 1.66 1.51 1.5 2 1.67 1.5 1.4 1.25 1.15 1.02 Allowance for Credit Losses Allowance Provision Exceeding NCO's Provision/NCO's $ in millions 5,511 5,264 4,986 4,571 4,105 3,575 3,004 2,648 2,448 2,243 2,260

2Q09 1Q10 2Q10 Average Loans 14,329 16,368 16,329 30-89 Delinquencies 2.38% 2.35% 1.86% 90+ Delinquencies 2.37% 2.57% 2.38% Nonperforming Loans 0.72% 1.02% 1.04% Credit Quality - Credit Card 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 14329 15387 16399 16368 16329 Net Charge-offs Ratio 0.0736 0.0699 0.0689 0.0773 0.0779 Net Charge-offs Ratio Excluding Acquired Portfolios* 0.0736 0.073 0.0746 0.0842 0.0853 Average Loans and Net Charge-offs Ratios Key Statistics Comments Average loans decreased slightly on a linked quarter basis, but were higher by 14.0% year over year due primarily to portfolio acquisitions Significant improvement in both early and late stage delinquencies $ in millions * Excluding portfolio purchases where the acquired loans were recorded at fair value at the purchase date 2Q09 Average Loans Net Charge-offs Ratio Net Charge-offs Ratio Excluding Acquired Portfolios* Core Acquired Mix 14903 1426 Core Portfolio $14,903 Portfolios Acquired at Fair Value $1,426

Multi-Family Retail Res Construction Condo Construction A&D Commercial Office Other Mix 2147 1249 1372 456 1052 943 1339 Investor Owner Mix 14539 11067 Credit Quality - Commercial Real Estate 2Q09 3Q09 4Q09 1Q10 2Q10 Avg Loans 33727 33829 34044 34151 34164 NCO Ratio 0.0144 0.0222 0.0203 0.0228 0.0267 NCO Ratio - Mtg 0.0047 0.0049 0.0048 0.0073 0.0111 NCO Ratio - Construction 0.0379 0.0662 0.0624 0.068 0.0731 Average Loans and Net Charge-offs Ratios Key Statistics Comments Residential construction (including condo) has declined from $4.7 billion in 3Q07 to $1.8 billion in 2Q10 Overall delinquencies have improved significantly, but net charge-offs remain elevated Nonperforming loans as a percent of loans outstanding improved on a linked quarter basis 2Q09 1Q10 2Q10 Average Loans 33,727 34,151 34,164 30-89 Delinquencies 1.50% 1.44% 0.98% 90+ Delinquencies 0.22% 0.01% 0.09% Nonperforming Loans 4.83% 5.36% 4.75% Performing TDRs 132 87 69 $ in millions Multi-family $2,147 Other $1,339 Office $943 A&D Construction $1,052 Retail $1,249 Condo Construction $456 Residential Construction $1,372 Investor $14,539 Owner Occupied $11,067 CRE Mortgage CRE Construction Average Loans Net Charge-offs Ratio NCO Ratio - Comm Mtg NCO Ratio - Construction

Earnings Summary $ in millions, except per-share data Taxable-equivalent basis

2Q10 Results - Key Drivers vs. 2Q09 Net Revenue growth of 8.7% (8.0% excluding significant items) Net interest income growth of 14.5%; net interest margin of 3.90% vs. 3.60% Noninterest income growth of 2.7% (1.4% excluding significant items) Significant items: net change of $26 million Noninterest expense growth of 11.6% Provision for credit losses lower by $256 million Net charge-offs higher by $185 million Provision in excess of credit losses of $25 million; $466 million in 2Q09 vs. 1Q10 Net Revenue growth of 4.6% (3.6% excluding significant items) Net interest income growth of 0.2%; net interest margin of 3.90% vs. 3.90% Noninterest income growth 10.0% (7.7% excluding significant items) Significant items: net change of $41 million Noninterest expense growth of 11.3% Provision for credit losses lower by $171 million Net charge-offs lower by $21 million Provision in excess of credit losses of $25 million; $175 million in 1Q10

Significant Items $ in millions * Does not change net income, but is a component of the computation of earnings per diluted common share

Net Interest Income 2Q09 3Q09 4Q09 1Q10 2Q10 Net Interest Income 2104 2157 2360 2403 2409 Net Interest Margin 0.036 0.0367 0.0383 0.039 0.039 Net Interest Income Key Points $ in millions Taxable-equivalent basis vs. 2Q09 Average earning assets grew by $13.2 billion, or 5.6% (0.1% excluding acquisitions) Net interest margin higher by 30 bp (3.90% vs. 3.60%) driven by: Growth in low cost deposits vs. wholesale funding Favorable funding rates Improved credit spreads vs. 1Q10 Average earning assets declined by $1.4 billion, or 0.6% Net interest margin flat (3.90% vs. 3.90%) driven by: Growth in low cost deposits Favorable libor spreads Offset by Card Act Year-Over-Year Growth 10.3% 9.7% 9.2% 14.7% 14.5%

Average Loans 2Q09 3Q09 4Q09 1Q10 2Q10 Covered 10.701 10.288 18.504 21.415 20.454 Commercial 54.059 51.222 49.979 47.282 46.34 CRE 33.727 33.829 34.044 34.151 34.164 Res Mtg 23.964 24.405 25.621 26.408 26.821 Retail 61.427 62.224 63.5 63.622 63.382 Average Loans Key Points $ in billions Year-Over-Year Growth 12.8% 9.3% 8.2% 3.9% 4.0% $191.2 $183.9 $181.9 $191.6 $192.9 Retail Res Mtg Covered CRE Commercial vs. 2Q09 Average total loans grew by $7.3 billion, or 4.0% (declined by 2.7% excluding acquisitions) Average total commercial loans declined $7.7 billion, or 14.3%, primarily due to reduction in utilization of revolving lines of credit (27% 2Q10 vs. 35% 2Q09) and reduced demand for new loans Acquisition impact primarily in average covered loans which were higher by $9.8 billion vs. 1Q10 Average total loans declined by $1.7 billion, or 0.9% Average total commercial loans declined by $0.9 billion, or 2.0%, primarily due to utilization rates (27% 2Q10 vs. 28% 1Q10) and reduced demand for new loans

Average Deposits 2Q09 3Q09 4Q09 1Q10 2Q10 Time 48.911 43.951 45.774 45.606 43.607 Money Market 27.25 33.387 38.485 40.902 40.256 Checking & Savings 49.671 52.042 55.64 58.023 59.538 Noninterest-bearing 37.388 36.982 40.99 38 39.917 Average Deposits Key Points $ in billions Year-Over-Year Growth 20.2% 24.6% 25.2% 13.7% 12.3% $183.3 $163.2 $166.4 $180.9 $182.5 Noninterest -bearing Checking & Savings Time Money Market vs. 2Q09 Average total deposits grew by $20.1 billion, or 12.3% (4.1% excluding acquisitions) Average low cost deposits (NIB, interest checking, money market and savings), excluding acquisitions, grew $19.8 billion, or 17.4% Growth in low cost deposits led to reduction in wholesale time deposits, contributing to net interest margin expansion vs. 1Q10 Average total deposits grew by $0.8 billion, or 0.4% Average low cost deposits grew by $2.8 billion, or 2.0%

Noninterest Income 2Q09 3Q09 4Q09 1Q10 2Q10 All Other 346 379 400 392 492 Mortgage 308 276 218 200 243 Service Charges 392 397 370 344 344 Trust & Inv Mgmt 304 293 277 264 267 Payment Services 705 748 751 718 764 Noninterest Income Key Points $ in millions Year-Over-Year Growth 8.6% 48.2% 37.8% 7.3% 2.7% $1,918 $2,055 $2,110 $2,093 $2,016 Trust & Inv Mgmt Service Charges & Treasury Mgmt All Other Mortgage Payment Services Payment services = credit and debit card revenue, corporate payment products revenue and merchant processing services All Other Mortgage Service Charges Trust & Inv Mgmt Payment Services vs. 2Q09 Noninterest income grew by $55 million, or 2.7% (1.4% excluding significant items), driven by: Payments revenue (8.4% growth) Commercial products revenue (42.4% growth) Higher other revenue 2Q10 Visa gain and 2Q09 equity investment losses Mortgage banking revenue declined by $65 million 35% reduction in production volume Favorable change in servicing and MSR valuation (hedge $55 2Q10 vs. $45 2Q09) Lower trust & investment management fees and deposit service charges Significant items, including net securities losses, were favorable by $26 million vs. 1Q10 Noninterest income was higher by $192 million, or 10.0% (7.7% excluding significant items), driven by: Payments revenue Commercial products revenue Mortgage banking revenue increase of $43 million 18% increase in production volume Higher other revenue Visa gain Significant items, including net securities losses, favorable by $41 million

Noninterest Expense 2Q09 3Q09 4Q09 1Q10 2Q10 All Other 649 500 611 491 613 Tech & Communications 157 175 186 185 186 Prof Svcs, Marketing and PPS 211 272 256 192 234 Occupancy & Equip 208 203 214 227 226 Compensation & Benefits 904 903 961 1041 1118 Noninterest Expense Key Points $ in millions Year-Over-Year Growth 17.1% 13.2% 15.0% 14.2% 11.6% $2,136 $2,377 $2,129 $2,053 $2,228 Occupancy & Equip Prof Svcs, Marketing & PPS All Other Tech & Comm Compensation & Benefits Occupancy & Equip All Other Tech & Communications Prof Svcs, Marketing and PPS Compensation & Benefits vs. 2Q09 Noninterest expense was higher by $248 million, or 11.6% (17.6% excluding significant items), majority of variance driven by: Acquisitions ($79 million of increase) Compensation and benefits Professional services & technology and communications Investments in affordable housing and other tax- advantaged projects ($66 million of increase) Investments in Corporate Banking and Wealth Management initiatives vs. 1Q10 Noninterest expense was higher by $241 million, or 11.3% (10.4% excluding significant items), majority of variance driven by: Compensation due to higher incentives and commissions Professional services (seasonally lower 1Q10) Marketing and business development Other expense due to integration costs, costs related to affordable housing and other tax-advantaged projects, and expense related to insurance and litigation matters

Regulatory / Legislative Existing Regulatory / Legislative oversight actions 1H10 2H10 FY 2010 Actual Estimate Estimate Overdraft Legislation ^ $60 ^ $170 - $220 ^ $230 - $280 Pricing and Policy Changes Card Act ^ $50 ^ $120 - $140 ^ $170 - $190 Net Interest Margin and Fee Income $ in millions, estimated reduction to revenue

# Regulatory / Legislative

2Q10 Earnings Conference Call

✓ Dodd-Frank Wall Street Reform and Consumer Protection Act

Direct Impact

Trust Preferred (Collins Amendment) - ≈ 140bp reduction to Tier 1 Ratio

Deposit Insurance Expense - ≈ $200 million increase for 2011

Interchange Fees (Durbin Amendment) - TBD

Specifics to be Determined - Expect Impact to be Immaterial

Volcker Rule

Transparency and Accountability for Derivatives

Mortgage Securitization

Mortgage Reform

Investor Protection (Fiduciary Duty)

Specifics to be Determined - Expect Increased Regulatory, Compliance and Legal Costs

Preemption

Consumer Financial Protection Bureau

Financial Stability Oversight Council

End "Too Big to Fail" Bailouts

21

usbancorp

Positioned for Growth Opportunities Core businesses continue to perform strongly Solid capital and liquidity position and strong capital generation Positioned to capitalize on economic recovery "Flight to Quality" Investing for growth - organic initiatives, M&A and joint ventures USB prepared to opportunistically acquire Core businesses are scalable and can be leveraged as the economy recovers Challenges Regulatory / legislative oversight and actions Economic growth / uncertainty

Appendix

Credit Quality - Commercial Loans 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 47362 44655 43490 40837 40095 Net Charge-offs Ratio 0.015 0.0178 0.0228 0.0241 0.0223 Average Loans and Net Charge-offs Ratios Key Statistics Comments Commercial utilization declined slightly resulting in a $500 million decrease in average balances for the quarter Overall delinquencies and nonperforming loans as a percentage of loans outstanding have continued to show improvement Net charge-offs declined quarter over quarter 2Q09 1Q10 2Q10 Average Loans 47,362 40,837 40,095 30-89 Delinquencies 1.00% 0.91% 0.73% 90+ Delinquencies 0.19% 0.21% 0.24% Nonperforming Loans 1.70% 1.90% 1.65% 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 0410 0510 0610 Utilization 0.3382 0.3201 0.311 0.3095 0.3007 0.3043 0.2883 0.2787 0.2796 0.2725 0.2731 0.2657 0.2687 Revolving Line Utilization Trend $ in millions

Credit Quality - Commercial Leases 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 6697 6567 6489 6445 6245 Net Charge-offs Ratio 0.0329 0.0266 0.0202 0.0214 0.0141 Average Loans and Net Charge-offs Ratios Key Statistics Comments Overall delinquencies continued to improve along with a significant reduction in net charge-offs 2Q09 1Q10 2Q10 Average Loans 6,697 6,445 6,245 30-89 Delinquencies 2.36% 1.91% 1.55% 90+ Delinquencies --% --% 0.03% Nonperforming Loans 1.85% 1.77% 1.87% $ in millions EF ST Mix 2030 4215 Equipment Finance $2,055 Small Ticket $4,190

2Q09 3Q09 4Q09 1Q10 2Q10 Restructured 1289 1338 1354 1560 1672 Credit Quality - Residential Mortgage 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 23964 24405 25621 26408 26821 Net Charge-offs Ratio 0.0194 0.021 0.0237 0.0223 0.0206 Average Loans and Net Charge-offs Ratios Key Statistics Comments Successfully modified 2,425 loans under the HAMP program (owned and serviced) in 2Q10, representing $512 million in balances Continued significant improvement in both early and late stage delinquencies Net charge-offs continue to decline 2Q09 1Q10 2Q10 Average Loans 23,964 26,408 26,821 30-89 Delinquencies 2.30% 1.96% 1.75% 90+ Delinquencies 2.11% 2.26% 1.85% Nonperforming Loans 1.35% 2.07% 2.23% Residential Mortgage Performing TDRs $ in millions

Credit Quality - Home Equity 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 19314 19368 19444 19402 19332 Net Charge-offs Ratio 0.0172 0.0182 0.0196 0.0188 0.0164 Average Loans and Net Charge-offs Ratios Key Statistics Comments Strong credit quality portfolio (weighted average FICO 746, CLTV 73%) originated primarily through the retail branch network to existing bank customers on their primary residence Net charge-offs continue to decline as delinquencies and nonperforming loans stabilize 2Q09 1Q10 2Q10 Average Loans 19,314 19,402 19,332 30-89 Delinquencies 0.93% 0.85% 0.89% 90+ Delinquencies 0.71% 0.69% 0.68% Nonperforming Loans 0.14% 0.17% 0.16% Traditional Consumer Finance Mix 87 13 Traditional: 87% Wtd Avg LTV: 71% NCO: 1.09% Consumer Finance: 13% Wtd Avg LTV: 83% NCO: 5.38% $ in millions

Credit Quality - Retail Leasing 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 5031 4822 4620 4509 4364 Net Charge-offs Ratio 0.008 0.0066 0.0043 0.0045 0.0037 Average Loans and Net Charge-offs Ratios Key Statistics Comments Retail leasing net charge-offs and delinquency rates continue to improve Strong used auto values continue to reduce end of term risk and net charge-offs 2Q09 1Q10 2Q10 Average Loans 5,031 4,509 4,364 30-89 Delinquencies 0.85% 0.56% 0.46% 90+ Delinquencies 0.10% 0.07% 0.05% Nonperforming Loans --% --% --% $ in millions 0609 0709 0809 0909 1009 1109 1209 0110 0210 0310 0410 0510 0610 Index 114.1 115.4 116.4 118.5 117.4 117.4 117.5 117.6 118.1 119.9 120.7 121 120.2 Manheim Used Vehicle Value Index Manheim used vehicle value index source: www.manheimconsulting.com, January 1995 = 100

Credit Quality - Other Retail 2Q09 3Q09 4Q09 1Q10 2Q10 Average Loans 22753 22647 23037 23343 23357 Net Charge-offs Ratio 0.018 0.0194 0.0191 0.0193 0.017 Average Loans and Net Charge-offs Ratios Key Statistics Comments Net charge-offs and delinquencies declined on a linked quarter basis Auto loan portfolio net charge-off rate declined to 0.70% in 2Q10, down from 1.14% in 1Q10 and 1.47% in 2Q09 2Q09 1Q10 2Q10 Average Loans 22,753 23,343 23,357 30-89 Delinquencies 1.09% 0.89% 0.85% 90+ Delinquencies 0.38% 0.35% 0.32% Nonperforming Loans 0.09% 0.14% 0.13% Auto Install Studend Revolving Mix 9753 5531 4619 3454 Installment $5,531 Auto Loans $9,753 Revolving Credit $3,454 Student Lending $4,619 $ in millions

Non-Regulatory Capital Ratios $ in millions

U.S. Bancorp 2Q10 Earnings Conference Call July 21, 2010